UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8797
                                   811-9049

Name of Fund:  Merrill Lynch Small Cap Growth Fund
               Merrill Lynch Master Small Cap Growth Portfolio

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Small Cap Growth Fund and Merrill Lynch Master Small Cap Growth Portfolio, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch Small Cap
Growth Fund


Semi-Annual Report
November 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Small Cap Growth Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Small Cap Growth Fund


Portfolio Information As of November 30, 2003


                                           Percent of
Ten Largest Holdings                       Net Assets

Avid Technology, Inc.                          2.2%
Station Casinos, Inc.                          1.8
Education Management Corporation               1.7
UCBH Holdings, Inc.                            1.6
Fred's, Inc.                                   1.6
Avocent Corporation                            1.5
Integrated Circuit Systems, Inc.               1.5
Jefferies Group, Inc.                          1.5
Advanced Neuromodulation Systems, Inc.         1.5
Alliance Gaming Corporation                    1.4



                                           Percent of
Sector Representation                     Net Assets++

Technology                                    27.8%
Health Care                                   22.6
Consumer Discretionary                        20.9
Financial Services                             9.8
Producer Durables                              8.7
Autos--Transportation                          3.2
Materials and Processing                       3.0
Other Energy                                   0.6
Other                                          0.5

++Total may not equal 100%.



                                           Percent of
Five Largest Industries*                   Net Assets

Health Care Equipment, Supplies & Services    15.6%
Semiconductors & Semiconductor Equipment       8.7
Biotechnology                                  6.0
Casinos/Gaming                                 4.7
Internet Software/Services                     4.4

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength, and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Manager


We continued shifting the Portfolio toward a pro-cyclical bias that we believe should benefit absolute and relative performance as the U.S. economic recovery takes hold.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, Merrill Lynch Small Cap Growth Fund's Class A, Class B, Class C and Class I Shares had total returns of +22.76%, +22.31%, +22.33% and +22.91%, respectively. For the same period, the Fund's benchmark, the unmanaged Russell 2000 Growth Index, returned +26.31% while the unmanaged Standard & Poor's 500 Index, a measure of the broader stock market, returned +10.80%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)The Fund's comparable Lipper category of Small-Cap Growth Funds posted an average return of +26.51% for the same six-month period. (Funds in this Lipper category normally invest in small-capitalization companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.)

Equity markets in the United States rallied during the period as an unprecedented combination of fiscal and monetary stimuli resulted in a strengthening economy and accelerating growth in corporate earnings. Federal income tax reductions, increased government spending and historically low interest rates translated into third-quarter gross domestic product (GDP) growth of 8.2%, the largest quarterly gain in 20 years. Corporate profits in the third quarter grew by nearly 30% over the same period in 2002. Accelerating profit growth led to increased hiring and investment by corporations, thereby broadening the economic expansion. Previously, the economy had been reliant on consumer and Federal government spending for growth. As investors grew more confident in a sustainable improvement in the economy and corporate profits, equity markets rallied substantially.

Although the Fund posted positive absolute returns for the six-month period and outperformed the broader stock market, it underperformed its benchmark, the Russell 2000 Growth Index. During this period of accelerating economic and corporate profit growth, investors appeared to favor lower-quality investments. Stocks of companies with negative earnings and cash flow and those with the smallest market capitalizations far outpaced the overall Index return. Our investment process avoids these stocks and emphasizes leading companies that are run by proven managements and generate above-average earnings growth. Although the shift to low-quality stocks detracted from relative performance during the period, we believe this is only a temporary phenomenon.

The lagging relative returns of our holdings in the information technology, materials & processing, and energy sectors more than offset good stock selection in the consumer discretionary, financial services and health care industries during the six-month period. Individual stocks that detracted from performance versus the benchmark were Patterson-UTI Energy, Inc. (oil & gas drilling), BioMarin Pharmaceutical Inc. (biotechnology), SurModics, Inc. (medical instruments) and Key Energy Services, Inc.(oil field services). Conversely, our holdings in Gen-Probe Incorporated (genetic testing), Cognizant Technology Solutions Corporation (computer services), Avid Technology, Inc. (digital audio/video editing), Kyphon Inc. (medical devices) and Harman International Industries, Incorporated (automotive infotainment systems) had a positive effect on relative returns.


What changes were made to the Portfolio during the period?

The most important change in the Portfolio during the period was our continued shift to a more pro-cyclical investment stance in order to position the Portfolio to benefit from an economic recovery. During the bear market that ended in late 2002, we had positioned the portfolio defensively in order to preserve capital. Thus, the Portfolio was underweight versus the benchmark in information technology and durable goods stocks and overweight in the consumer-related and health care sectors. As economic news and corporate profits improved, we gradually shifted investments into more economically sensitive industries. Therefore, during this period, we significantly increased the Portfolio's holdings in information technology and durable goods and reduced its exposure to the more defensive sectors of consumer staples and financial services.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



How would you characterize the Portfolio's position at the close of the period?

At the end of the period, the Portfolio had overweight positions versus the benchmark in sectors that we believe will benefit from continued economic growth, such as information technology and producer durables. Portfolio underweights included consumer staples and financial services, based on our belief that these companies will underperform the broader market in the coming months. At November 30, 2003, the Portfolio had positions in companies that, according to analysts' consensus estimates, may achieve an average revenue growth rate of 20% and average earnings per share growth rate of 30% in 2004.

We believe our portfolio strategy is well suited to the investment environment that we anticipate. While economic growth is unlikely to match the 8.2% rate of the third quarter, we look forward to the likelihood of a strong GDP growth rate of 3% - 4% in 2004. In our opinion, the equity market rally will be sustained as corporate profits continue to rise. We also believe investors increasingly will favor companies with the quality characteristics on which we consistently focus our investment process.


Ronald J. Zibelli, Jr.
Vice President and Portfolio Manager


December 16, 2003



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

* Class C Shares are subject to a distribution fee of 0.75%and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Performance Data (continued)


Average Annual Total Return




                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/03                 +35.51%          +28.39%
Inception (10/29/99)
through 11/30/03                        + 5.36           + 3.98

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/03                 +34.53%          +30.53%
Inception (10/29/99)
through 11/30/03                        + 4.56           + 4.13

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/03                 +34.57%          +33.57%
Inception (10/29/99)
through 11/30/03                        + 4.55           + 4.55

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/03                 +35.89%          +28.76%
Inception (10/29/99)
through 11/30/03                        + 5.63           + 4.24

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (2/04/03) through 11/30/03                     +46.68%



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Performance Data (concluded)

Recent Performance Results

                                              6-Month        12-Month     Since Inception
As of November 30, 2003                     Total Return   Total Return     Total Return
ML Small Cap Growth Fund--Class A Shares*      +22.76%        +35.51%          +23.80%
ML Small Cap Growth Fund--Class B Shares*      +22.31         +34.53           +19.97
ML Small Cap Growth Fund--Class C Shares*      +22.33         +34.57           +19.92
ML Small Cap Growth Fund--Class I Shares*      +22.91         +35.89           +25.07
ML Small Cap Growth Fund--Class R Shares*      +23.44           --             +46.68
Russell Growth 2000 Index**                    +26.31         +37.68        -5.55/+53.76

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/29/99 for Class
A, Class B, Class C & Class I Shares and from 2/04/03 for Class R
Shares.

**This unmanaged Index measures the performance of these Russell
2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99 and 2/04/03, respectively.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statement of Assets and Liabilities                                                     Merrill Lynch Small Cap Growth Fund

As of November 30, 2003
Assets

               Investment in Master Small Cap Growth Portfolio, at value
               (identified cost--$198,976,599)                                                              $   274,174,393
               Prepaid registration fees and other assets                                                           102,789
                                                                                                            ---------------
               Total assets                                                                                     274,277,182
                                                                                                            ---------------

Liabilities

               Payables:
                  Distributor                                                             $       101,077
                  Other affiliates                                                                 99,505
                  Administrator                                                                    41,205           241,787
                                                                                          ---------------   ---------------
               Total liabilities                                                                                    241,787
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   274,035,395
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares
               authorized                                                                                   $           755
               Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares
               authorized                                                                                               678
               Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares
               authorized                                                                                               355
               Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares
               authorized                                                                                               676
               Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares
               authorized                                                                                              --++
               Paid-in capital in excess of par                                                                 291,462,571
               Accumulated investment loss--net                                           $   (1,820,616)
               Accumulated realized capital losses on investments from the
               Portfolio--net                                                                (90,806,818)
               Unrealized appreciation on investments from the Portfolio--net                  75,197,794
                                                                                          ---------------
               Total accumulated losses--net                                                                   (17,429,640)
                                                                                                            ---------------
               Net Assets                                                                                   $   274,035,395
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $84,754,802 and 7,551,137 shares outstanding                 $         11.22
                                                                                                            ===============
               Class B--Based on net assets of $73,983,696 and 6,781,768 shares outstanding                 $         10.91
                                                                                                            ===============
               Class C--Based on net assets of $38,690,895 and 3,550,100 shares outstanding                 $         10.90
                                                                                                            ===============
               Class I--Based on net assets of $76,603,509 and 6,764,642 shares outstanding                 $         11.32
                                                                                                            ===============
               Class R--Based on net assets of $2,493.30 and 225.524 shares outstanding                     $         11.06
                                                                                                            ===============

++Amount is less than $1.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statement of Operations                                                                 Merrill Lynch Small Cap Growth Fund

For the Six Months Ended November 30, 2003
Investment Loss from the Portfolio--Net

               Net investment income allocated from the Portfolio:
                  Dividends (net of $672 foreign withholding tax)                                           $       269,463
                  Interest                                                                                           36,760
                  Securities lending--net                                                                            21,493
                  Expenses                                                                                        (983,901)
                                                                                                            ---------------
               Net investment loss from the Portfolio                                                             (656,185)
                                                                                                            ---------------

Expenses

               Account maintenance and distribution fees--Class B                         $       335,328
               Administration fees                                                                247,089
               Account maintenance and distribution fees--Class C                                 184,049
               Account maintenance fees--Class A                                                   94,580
               Transfer agent fees--Class B                                                        59,520
               Transfer agent fees--Class A                                                        56,394
               Transfer agent fees--Class I                                                        50,274
               Printing and shareholder reports                                                    39,165
               Transfer agent fees--Class C                                                        34,829
               Registration fees                                                                   33,898
               Professional fees                                                                   23,686
               Other                                                                                5,619
                                                                                          ---------------
               Total expenses                                                                                     1,164,431
                                                                                                            ---------------
               Investment loss--net                                                                             (1,820,616)
                                                                                                            ---------------

Realized & Unrealized Gain on Investments from the Portfolio--Net

               Realized gain on investments from the Portfolio--net                                              29,011,217
               Change in unrealized appreciation on investments from the Portfolio--net                          22,858,197
                                                                                                            ---------------
               Total realized and unrealized gain on investments from the Portfolio--net                         51,869,414
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    50,048,798
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statements of Changes in Net Assets                                                     Merrill Lynch Small Cap Growth Fund

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             November 30,         May 31,
Increase (Decrease) in Net Assets:                                                               2003               2003
Operations

               Investment loss--net                                                       $   (1,820,616)   $   (3,195,203)
               Realized gain (loss) on investments from the Portfolio--net                     29,011,217      (33,247,548)
               Change in unrealized appreciation on investments from the Portfolio--net        22,858,197        23,473,355
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 50,048,798      (12,969,396)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                       494,004       (4,411,899)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         50,542,802      (17,381,295)
               Beginning of period                                                            223,492,593       240,873,888
                                                                                          ---------------   ---------------
               End of period*                                                             $   274,035,395   $   223,492,593
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $   (1,820,616)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights                                                                    Merrill Lynch Small Cap Growth Fund

                                                                                        Class A

The following per share data and ratios have been derived    For the Six                                     For the Period
from information provided in the financial statements.       Months Ended                                   Oct. 29, 1999++
                                                             November 30,      For the Year Ended May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.14   $     9.58   $    10.60   $    13.12   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                          (.06)+++++   (.10)+++++   (.13)+++++   (.12)+++++        (.07)
               Realized and unrealized gain (loss) on
               investments from the Portfolio--net                 2.14        (.34)        (.89)       (1.04)         3.19
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.08        (.44)       (1.02)       (1.16)         3.12
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of realized
               gain on investments from the Portfolio--net           --           --           --       (1.36)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    11.22   $     9.14   $     9.58   $    10.60   $    13.12
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             22.76%+++      (4.59%)      (9.62%)     (10.86%)    31.20%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                      1.47%*        1.57%        1.54%        1.45%       1.49%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.20%)*      (1.28%)      (1.22%)       (.99%)      (.83%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   84,755   $   70,577   $   59,574   $   23,095   $   28,396
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of Master Small Cap
               Growth Portfolio                                  67.35%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights (continued)                                                        Merrill Lynch Small Cap Growth Fund
                                                                                        Class B

The following per share data and ratios have been derived    For the Six                                     For the Period
from information provided in the financial statements.       Months Ended                                   Oct. 29, 1999++
                                                             November 30,      For the Year Ended May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.92   $     9.42   $    10.51   $    13.06   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                          (.10)+++++   (.16)+++++   (.20)+++++   (.22)+++++        (.12)
               Realized and unrealized gain (loss) on
               investments from the Portfolio--net                 2.09        (.34)        (.89)       (1.02)         3.18
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.99        (.50)       (1.09)       (1.24)         3.06
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of realized
               gain on investments from the Portfolio--net           --           --           --       (1.31)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.91   $     8.92   $     9.42   $    10.51   $    13.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             22.31%+++      (5.31%)     (10.37%)     (11.50%)    30.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                      2.25%*        2.35%        2.30%        2.22%       2.25%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.99%)*      (2.06%)      (1.98%)      (1.76%)     (1.62%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   73,984   $   60,835   $   85,096   $  115,296   $  128,607
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of Master Small Cap
               Growth Portfolio                                  67.35%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights (continued)                                                        Merrill Lynch Small Cap Growth Fund

                                                                                        Class C

The following per share data and ratios have been derived    For the Six                                     For the Period
from information provided in the financial statements.       Months Ended                                   Oct. 29, 1999++
                                                             November 30,      For the Year Ended May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period          $     8.91   $     9.41   $    10.50   $    13.06   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                          (.10)+++++   (.16)+++++   (.20)+++++   (.22)+++++        (.11)
               Realized and unrealized gain (loss) on
               investments from the Portfolio--net                 2.09        (.34)        (.89)       (1.03)         3.17
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.99        (.50)       (1.09)       (1.25)         3.06
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of realized
               gain on investments from the Portfolio--net           --           --           --       (1.31)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    10.90   $     8.91   $     9.41   $    10.50   $    13.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             22.33%+++      (5.31%)     (10.38%)     (11.54%)    30.60%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                      2.26%*        2.37%        2.31%        2.23%       2.25%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (2.00%)*      (2.07%)      (1.99%)      (1.77%)     (1.64%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   38,691   $   34,195   $   46,707   $   64,601   $   70,771
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of Master Small Cap
               Growth Portfolio                                  67.35%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights (continued)                                                        Merrill Lynch Small Cap Growth Fund

                                                                                        Class I

The following per share data and ratios have been derived    For the Six                                     For the Period
from information provided in the financial statements.       Months Ended                                   Oct. 29, 1999++
                                                             November 30,      For the Year Ended May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001       2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.21   $     9.63   $    10.63   $    13.14   $    10.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net                          (.05)+++++   (.08)+++++   (.10)+++++   (.09)+++++        (.04)
               Realized and unrealized gain (loss) on
               investments from the Portfolio--net                 2.16        (.34)        (.90)       (1.04)         3.18
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.11        (.42)       (1.00)       (1.13)         3.14
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of realized
               gain on investments from the Portfolio--net           --           --           --       (1.38)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    11.32   $     9.21   $     9.63   $    10.63   $    13.14
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             22.91%+++      (4.36%)      (9.41%)     (10.62%)    31.40%+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses++++                                      1.22%*        1.32%        1.29%        1.20%       1.23%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.96%)*      (1.03%)       (.97%)       (.74%)      (.63%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   76,604   $   57,886   $   49,497   $   28,301   $   27,417
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of Master Small Cap
               Growth Portfolio                                  67.35%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights (concluded)                                                        Merrill Lynch Small Cap Growth Fund

                                                                                                       Class R

The following per share data and ratios have been derived                                     For the Six     For the Period
from information provided in the financial statements.                                        Months Ended    Feb. 4, 2003++
                                                                                              November 30,      to May 31,
Increase (Decrease) in Net Asset Value:                                                           2003             2003
Per Share Operating Performance

               Net asset value, beginning of period                                           $       8.96     $       7.54
                                                                                              ------------     ------------
               Investment loss--net+++++                                                             (.02)            (.01)
               Realized and unrealized gain on investments from the Portfolio--net                    2.12             1.43
                                                                                              ------------     ------------
               Total from investment operations                                                       2.10             1.42
                                                                                              ------------     ------------
               Net asset value, end of period                                                 $      11.06     $       8.96
                                                                                              ============     ============

Total Investment Return**

               Based on net asset value per share                                                23.44%+++        18.83%+++
                                                                                              ============     ============

Ratios to Average Net Assets

               Expenses++++                                                                         1.72%*           1.81%*
                                                                                              ============     ============
               Investment loss--net                                                               (1.46%)*         (1.54%)*
                                                                                              ============     ============

Supplemental Data

               Net assets, end of period (in thousands)                                       $          2     $   --++++++
                                                                                              ============     ============
               Portfolio turnover of Master Small Cap Growth Portfolio                              67.35%           76.45%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Includes the Fund's share of the Portfolio's allocated expenses.

++++++Amount is less than $1,000.

+++Aggregate total investment return.

+++++Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements
Merrill Lynch Small Cap Growth Fund


1. Significant Accounting Policies:
Merrill Lynch Small Cap Growth Fund (the "Fund") is a part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a nominal, recurring nature. On November 30, 2003, the Fund owned 99.9% of the Portfolio. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Merrill Lynch Small Cap Growth Fund


The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended November 30, 2003, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                        $1,245            $19,620
Class I                        $   --            $    24


For the six months ended November 30, 2003, MLPF&S received contingent deferred sales charges of $109,729 and $656 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $494,004 and $(4,411,899) for the six months ended November 30, 2003 and for the year ended May 31, 2003, respectively.


Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                               Dollar
November 30, 2003                           Shares             Amount

Shares sold                              1,031,032    $    10,561,213
Automatic conversion of shares              13,197            139,574
                                   ---------------    ---------------
Total issued                             1,044,229         10,700,787
Shares redeemed                        (1,213,678)       (12,079,801)
                                   ---------------    ---------------
Net decrease                             (169,449)    $   (1,379,014)
                                   ===============    ===============



Class A Shares for the Year                                    Dollar
Ended May 31, 2003                          Shares             Amount

Shares sold                              4,557,305    $    37,267,450
Automatic conversion of shares                 533              4,947
                                   ---------------    ---------------
Total issued                             4,557,838         37,272,397
Shares redeemed                        (3,056,405)       (24,678,085)
                                   ---------------    ---------------
Net increase                             1,501,433    $    12,594,312
                                   ===============    ===============



Class B Shares for the
Six Months Ended                                               Dollar
November 30, 2003                           Shares             Amount

Shares sold                                704,493    $     7,202,244
Shares redeemed                           (13,558)        (7,333,886)
Automatic conversion of shares           (729,603)          (139,574)
                                   ---------------    ---------------
Net decrease                              (38,668)    $     (271,216)
                                   ===============    ===============



Class B Shares for the Year                                    Dollar
Ended May 31, 2003                          Shares             Amount

Shares sold                                230,138    $     1,832,047
Shares redeemed                        (2,442,719)       (19,300,561)
Automatic conversion of shares               (541)            (4,947)
                                   ---------------    ---------------
Net decrease                           (2,213,122)    $  (17,473,461)
                                   ===============    ===============



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements (concluded)
Merrill Lynch Small Cap Growth Fund


Class C Shares for the
Six Months Ended                                               Dollar
November 30, 2003                           Shares             Amount

Shares sold                                166,516    $     1,684,491
Shares redeemed                          (453,683)        (4,591,335)
                                   ---------------    ---------------
Net decrease                             (287,167)    $   (2,906,844)
                                   ===============    ===============



Class C Shares for the Year                                    Dollar
Ended May 31, 2003                          Shares             Amount

Shares sold                                320,182    $     2,593,438
Shares redeemed                        (1,444,920)       (11,444,619)
                                   ---------------    ---------------
Net decrease                           (1,124,738)    $   (8,851,181)
                                   ===============    ===============



Class I Shares for the
Six Months Ended                                               Dollar
November 30, 2003                           Shares             Amount

Shares sold                              1,699,739    $    17,728,500
Shares redeemed                        (1,218,911)       (12,679,751)
                                   ---------------    ---------------
Net increase                               480,828    $     5,048,749
                                   ===============    ===============



Class I Shares for the Year                                    Dollar
Ended May 31, 2003                          Shares             Amount

Shares sold                              2,876,909    $    23,331,528
Shares redeemed                        (1,733,571)       (14,013,197)
                                   ---------------    ---------------
Net increase                             1,143,338    $     9,318,331
                                   ===============    ===============



Class R Shares for the
Six Months Ended                                               Dollar
November 30, 2003                           Shares             Amount

Shares sold                                    212    $         2,329
                                   ---------------    ---------------
Net increase                                   212    $         2,329
                                   ===============    ===============



Class R Shares for the
Period February 4, 2003++                                      Dollar
to May 31, 2003                             Shares             Amount

Shares sold                                     13    $           100
                                   ---------------    ---------------
Net increase                                    13    $           100
                                   ===============    ===============

++Commencement of operations.


4. Capital Loss Carryforward:
On May 31, 2003, the Fund had a net capital loss carryforward of $116,679,858, of which $10,850,801 expires in 2009, $59,432,569 expires in 2010 and $46,396,488 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Schedule of Investments                                                                   Master Small Cap Growth Portfolio
                                                                                                    Value        Percent of
         Industry+++               Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
         Air Freight & Logistics        58,000     UTI Worldwide, Inc.                              $    1,943,000     0.7%

         Apparel/Footwear Retail        66,600   ++Chico's FAS, Inc.                                     2,556,108     0.9
                                        46,500     Christopher & Banks Corporation                       1,257,825     0.4
                                                                                                    --------------   ------
                                                                                                         3,813,933     1.3

         Auto Components                69,700     Gentex Corporation                                    2,937,158     1.1

         Automotive Aftermarket         68,500     CLARCOR Inc.                                          2,999,615     1.1
                                        91,400   ++LKQ Corporation                                       1,617,780     0.6
                                                                                                    --------------   ------
                                                                                                         4,617,395     1.7

         Banks                          39,800     Mercantile Bank Corporation                           1,365,140     0.5
                                       116,700     UCBH Holdings, Inc.                                   4,562,970     1.6
                                                                                                    --------------   ------
                                                                                                         5,928,110     2.1

         Biotechnology                 224,100   ++Alkermes, Inc.                                        2,931,228     1.1
                                        60,600   ++Angiotech Pharmaceuticals, Inc.                       2,985,762     1.1
                                        88,100   ++Gen-Probe Incorporated                                3,058,832     1.1
                                        50,000   ++Martek Biosciences Corporation                        3,037,000     1.1
                                       174,700   ++QLT Inc.                                              2,844,116     1.0
                                                                                                    --------------   ------
                                                                                                        14,856,938     5.4

         Broadcasting                  103,300   ++Cumulus Media Inc. (Class A)                          1,973,030     0.7

         Casinos/Gaming                149,400   ++Alliance Gaming Corporation                           3,914,280     1.4
                                        72,300   ++Multimedia Games, Inc.                                2,959,239     1.1
                                       155,800     Station Casinos, Inc.                                 4,857,844     1.8
                                                                                                    --------------   ------
                                                                                                        11,731,363     4.3

         Commercial Services &         130,900   ++Autobytel.com inc.                                    1,264,494     0.5
         Supplies                       68,700   ++Education Management Corporation                      4,644,120     1.7
                                        11,100   ++LECG Corporation                                        238,650     0.1
                                       268,800   ++MPS Group, Inc.                                       2,472,960     0.9
                                        73,000   ++Resources Connection, Inc.                            1,998,740     0.7
                                                                                                    --------------   ------
                                                                                                        10,618,964     3.9

         Communications Equipment      108,700   ++Avocent Corporation                                   4,162,123     1.5
                                        61,000   ++SafeNet, Inc.                                         2,027,640     0.7
                                                                                                    --------------   ------
                                                                                                         6,189,763     2.2

         Computer Peripherals          117,000   ++Avid Technology, Inc.                                 6,186,960     2.2
                                       205,000   ++Cray, Inc.                                            2,146,350     0.8
                                        39,300   ++Zebra Technologies Corporation (Class A)              2,498,301     0.9
                                                                                                    --------------   ------
                                                                                                        10,831,611     3.9

         Containers & Packaging         37,200     Ball Corporation                                      2,081,340     0.8

         Discount Stores               134,025     Fred's, Inc.                                          4,469,734     1.6

         Electronic Components         222,600   ++TTM Technologies, Inc.                                3,761,940     1.4

         Electronic Equipment/         108,000   ++Digital River, Inc.                                   2,485,080     0.9
         Instruments                    78,500   ++Digital Theater Systems Inc.                          2,272,575     0.8
                                       101,300   ++FLIR Systems, Inc.                                    3,490,798     1.3
                                       147,400   ++Lexar Media, Inc.                                     3,148,464     1.1
                                                                                                    --------------   ------
                                                                                                        11,396,917     4.1

         Energy Equipment & Services    88,100   ++Maverick Tube Corporation                             1,628,088     0.6

         Foods/Specialty               146,000   ++SunOpta Inc.                                          1,270,200     0.5

         Health Care Equipment,         45,000   ++AMERIGROUP Corporation                                1,975,950     0.7
         Supplies & Services            94,750   ++Advanced Neuromodulation Systems, Inc.                3,997,503     1.5
                                        49,600   ++Conventry Health Care Inc.                            2,971,040     1.1
                                        74,700   ++Cyberonics, Inc.                                      2,053,503     0.7
                                        28,800   ++INAMED Corporation                                    2,256,768     0.8
                                        95,206   ++Integra LifeSciences Holdings                         2,988,516     1.1
                                        92,200   ++Kyphon Inc.                                           2,526,280     0.9
                                       100,400   ++The Medicines Company                                 2,747,948     1.0



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Schedule of Investments (continued)                                                       Master Small Cap Growth Portfolio
                                                                                                    Value        Percent of
         Industry+++               Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
         Health Care Equipment,         87,933   ++Merit Medical Systems, Inc.                      $    2,752,303     1.0%
         Supplies & Services            56,900   ++Omnicell, Inc.                                          748,804     0.3
         (concluded)                    95,100     Select Medical Corporation                            3,409,335     1.2
                                        69,900   ++Stericycle, Inc.                                      3,453,060     1.3
                                       129,200   ++Therasense, Inc.                                      2,202,860     0.8
                                        74,300   ++United Surgical Partners International, Inc.          2,377,600     0.9
                                        54,800     VISX, Incorporated                                    1,341,504     0.5
                                        70,400   ++VistaCare, Inc. (Class A)                             2,780,800     1.0
                                        69,900   ++Wright Medical Group, Inc.                            1,947,414     0.7
                                                                                                    --------------   ------
                                                                                                        42,531,188    15.5

         Household Durables             15,600     Harman International Industries, Incorporated         2,125,812     0.8

         Industrial Machinery           92,600   ++Actuant Corporation (Class A)                         2,875,230     1.0
                                        34,800     Nordson Corporation                                   1,131,348     0.4
                                                                                                    --------------   ------
                                                                                                         4,006,578     1.4

         Industrial Specialties         33,500   ++Ceradyne, Inc.                                        1,430,785     0.5

         Information Technology         62,900   ++Cognizant Technology Solutions Corporation            2,885,223     1.1
         Services

         Internet Software/Services     67,300   ++MicroStrategy Incorporated (Class A)                  3,634,200     1.3
                                       231,200   ++Opsware, Inc.                                         1,780,240     0.6
                                       119,300   ++RADWARE Ltd.                                          3,202,012     1.2
                                       164,750   ++United Online, Inc.                                   3,000,097     1.1
                                                                                                    --------------   ------
                                                                                                        11,616,549     4.2

         Investment Banks/Brokers      277,800   ++E* TRADE Group, Inc.                                  3,008,574     1.1
                                       130,800     Jefferies Group, Inc.                                 4,091,424     1.5
                                        91,000   ++Knight Trading Group, Inc.                            1,313,130     0.5
                                                                                                    --------------   ------
                                                                                                         8,413,128     3.1

         Investment Managers            50,200   ++Affiliated Managers Group, Inc.                       3,338,300     1.2
                                         3,300     National Financial Partners Corporation                  83,490     0.0
                                                                                                    --------------   ------
                                                                                                         3,421,790     1.2

         Manufacturing                  23,200     Carlisle Companies Incorporated                       1,365,320     0.5

         Oil & Gas Production           87,900   ++Ultra Petroleum Corp.                                 1,675,374     0.6

         Packaged Software             105,400   ++Altiris, Inc.                                         3,250,536     1.2

         Pharmaceuticals                37,100   ++Kos Pharmaceuticals, Inc.                             1,650,950     0.6
                                        42,900   ++Taro Pharmaceutical Industries Ltd.                   2,957,526     1.1
                                                                                                    --------------   ------
                                                                                                         4,608,476     1.7

         Property/Casualty Insurance    80,300     Endurance Specialty Holdings Limited                  2,544,707     0.9

         Recreational Products         102,800   ++Marvel Enterprises, Inc.                              2,956,528     1.1

         Restaurants                    36,600     CBRL Group, Inc.                                      1,509,750     0.6
                                        76,300   ++Red Robin Gourmet Burgers                             2,053,996     0.7
                                                                                                    --------------   ------
                                                                                                         3,563,746     1.3

         Road & Rail                    87,275     Heartland Express, Inc.                               2,118,164     0.8

         Semiconductors &               53,700   ++02Micro International Limited                         1,288,800     0.5
         Semiconductor Equipment       106,500   ++ATMI, Inc.                                            2,449,500     0.9
                                        64,400   ++Applied Films Corporation                             2,137,436     0.8
                                        71,600   ++August Technology Corp.                               1,432,000     0.5
                                        45,600   ++Cymer, Inc.                                           2,114,472     0.8
                                       137,900   ++Integrated Circuit Systems, Inc.                      4,102,525     1.5
                                        53,900   ++Power Integrations, Inc.                              1,952,797     0.7
                                        94,800   ++Semtech Corporation                                   2,303,640     0.8
                                         8,500   ++Tessera Technologies Inc.                               155,125     0.1
                                       128,200   ++Ultratech Stepper, Inc.                               3,884,460     1.4
                                        68,500   ++Varian Semiconductor Equipment Associates, Inc.       3,189,360     1.2
                                       111,400   ++Xicor, Inc.                                           1,453,770     0.5
                                                                                                    --------------   ------
                                                                                                        26,463,885     9.7



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Schedule of Investments (concluded)                                                       Master Small Cap Growth Portfolio
                                                                                                    Value        Percent of
         Industry+++               Shares Held   Common Stocks                                (in U.S. dollars)  Net Assets
         Software                      106,300   ++Cognos, Inc.                                     $    3,565,302     1.3%
                                        68,400   ++Mercury Interactive Corporation                       3,201,120     1.2
                                       155,500   ++Micromuse, Inc.                                       1,251,775     0.5
                                       133,700   ++Quest Software, Inc.                                  1,985,445     0.7
                                        89,500   ++Take-Two Interactive Software, Inc.                   2,962,450     1.1
                                                                                                    --------------   ------
                                                                                                        12,966,092     4.8

         Specialty Insurance            50,100   ++ProAssurance Corporation                              1,548,090     0.6

         Specialty Stores              105,300   ++The Bombay Company, Inc.                              1,077,219     0.4
                                        40,900   ++Guitar Center, Inc.                                   1,188,963     0.4
                                        35,700   ++O'Reilly Automotive, Inc.                             1,553,664     0.6
                                        40,100   ++PETCO Animal Supplies, Inc.                           1,341,746     0.5
                                       103,500   ++Select Comfort Corporation                            2,785,185     1.0
                                        78,800   ++Sharper Image Corporation                             2,491,656     0.9
                                                                                                    --------------   ------
                                                                                                        10,438,433     3.8

         Specialty                     306,700   ++American Tower Corporation (Class A)                  3,490,246     1.3
         Telecommunications

         Telecommunication Services     53,900     Adtran, Inc.                                          3,547,698     1.3
                                        83,200   ++Sierra Wireless                                       1,511,744     0.6
                                                                                                    --------------   ------
                                                                                                         5,059,442     1.9

         Thrifts & Mortgage Finance     56,100   ++BankUnited Financial Corporation (Class A)            1,427,745     0.5
                                        69,300     Doral Financial Corporation                           3,504,501     1.3
                                                                                                    --------------   ------
                                                                                                         4,932,246     1.8

         Wholesale Distributors         99,200     MSC Industrial Direct Co., Inc. (Class A)             2,612,928     1.0

                                                   Total Common Stocks
                                                   (Cost-$190,876,956)                                 266,074,750    97.1



                          Beneficial Interest/
                                   Shares Held   Short-Term Investments
                                   $ 6,651,994     Merrill Lynch Liquidity Series,
                                                   LLC Cash Sweep Series I (a)                           6,651,994     2.4
                                   $15,004,463     Merrill Lynch Liquidity Series,
                                                   LLC Money Market Series (a)(b)                       15,004,463     5.5
                                     5,001,487     Merrill Lynch Premier
                                                   Institutional Fund (a)(b)                             5,001,487     1.8

                                                   Total Short-Term Investments
                                                   (Cost--$26,657,944)                                  26,657,944     9.7

         Total Investments (Cost--$217,534,900)                                                        292,732,694   106.8
         Liabilities in Excess of Other Assets                                                        (18,558,301)    (6.8)
                                                                                                    --------------   ------
         Net Assets                                                                                 $  274,174,393   100.0%
                                                                                                    ==============   ======

++Non-income producing security.

+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                          Net           Dividend
Affiliate                               Activity         Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $   (516,230)        $36,508
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $(10,632,739)        $14,101
Merrill Lynch Premier
   Institutional Fund                  (8,803,161)        $ 7,392


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statement of Assets and Liabilities                                                       Master Small Cap Growth Portfolio

As of November 30, 2003
Assets

               Investments, at value (including securities loaned of $19,271,428)
               (identified cost--$217,534,900)                                                              $   292,732,694
               Receivables:
                  Securities sold                                                         $     2,144,985
                  Contributions                                                                   226,417
                  Dividends                                                                        58,361
                  Interest                                                                          8,690
                  Securities lending--net                                                           1,590         2,440,043
                                                                                          ---------------
               Prepaid expenses                                                                                      37,455
                                                                                                            ---------------
               Total assets                                                                                     295,210,192
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         20,005,950
               Payables:
                  Custodian bank                                                                  509,096
                  Withdrawals                                                                     253,792
                  Investment adviser                                                              144,264
                  Securities purchased                                                             77,522
                  Other affiliates                                                                  2,290           986,964
                                                                                          ---------------
               Accrued expenses                                                                                      42,885
                                                                                                            ---------------
               Total liabilities                                                                                 21,035,799
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   274,174,393
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $   198,976,599
               Unrealized appreciation on investments                                                            75,197,794
                                                                                                            ---------------
               Net Assets                                                                                   $   274,174,393
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statement of Operations                                                                   Master Small Cap Growth Portfolio

For the Six Months Ended November 30, 2003
Investment Income

               Dividends (net of $672 foreign withholding tax)                                              $       269,463
               Interest                                                                                              36,760
               Securities lending--net                                                                               21,493
                                                                                                            ---------------
               Total income                                                                                         327,716
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       865,102
               Accounting services                                                                 58,770
               Professional fees                                                                   21,520
               Custodian fees                                                                      20,962
               Trustees' fees and expenses                                                         14,479
               Printing and shareholder reports                                                     1,037
               Pricing fees                                                                           399
               Other                                                                                1,632
                                                                                          ---------------
               Total expenses                                                                                       983,901
                                                                                                            ---------------
               Investment loss--net                                                                               (656,185)
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                 29,011,217
               Change in unrealized appreciation on investments--net                                             22,858,197
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            51,869,414
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    51,213,229
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Statements of Changes in Net Assets                                                       Master Small Cap Growth Portfolio

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            November 30,         May 31,
Increase (Decrease) in Net Assets:                                                              2003               2003
Operations

               Investment loss--net                                                       $     (656,185)   $   (1,060,189)
               Realized gain (loss) on investments--net                                        29,011,217      (33,247,564)
               Change in unrealized appreciation on investments--net                           22,858,197        23,473,353
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 51,213,229      (10,834,400)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Proceeds from contributions                                                     37,178,777        39,063,690
               Fair value of withdrawals                                                     (37,844,023)      (45,738,093)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from capital transactions                     (665,246)       (6,674,403)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         50,547,983      (17,508,803)
               Beginning of period                                                            223,626,410       241,135,213
                                                                                          ---------------   ---------------
               End of period                                                              $   274,174,393   $   223,626,410
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Financial Highlights                                                                    Master Small Cap Growth Portfolio

                                                             For the Six                                     For the Period
                                                             Months Ended                                   Oct. 29, 1999++
The following per share data and ratios have been derived    November 30,     For the Year Ended May 31,       to May 31,
from information provided in the financial statements.           2003       2003         2002          2001       2000
Total Investment Return**

               Total investment return                       23.21%++++      (3.59%)      (8.80%)           --           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .79%*         .82%         .81%         .81%        .79%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.53%)*       (.53%)       (.49%)       (.36%)      (.17%)*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  274,174   $  223,626   $  241,135   $  231,458   $  255,451
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                67.35%       76.45%      102.99%      136.05%       76.81%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

++++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements
Master Small Cap Growth Portfolio


1. Significant Accounting Policies:
Master Small Cap Growth Portfolio (the "Portfolio") (formerly Mercury U.S. Small Cap Growth Portfolio) is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Master Small Cap Growth Portfolio


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is considered a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expense, and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements (continued)
Master Small Cap Growth Portfolio


(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM, with respect to the Portfolio, pursuant to which MLIMIL may provide investment advisory services with respect to the Portfolio's assets. FAM has agreed to pay MLIMIL a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended November 30, 2003, MLIM, LLC received $9,043 in securities lending agent fees.

For the six months ended November 30, 2003, the Portfolio reimbursed FAM $2,336 for certain accounting services.

In addition, MLPF&S received $23,901 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2003.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Notes to Financial Statements (concluded)
Master Small Cap Growth Portfolio


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $159,568,935 and $162,125,071 respectively.

Net realized gains for the six months ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:


                                 Realized         Unrealized
                                    Gains              Gains

Long-term investments       $  29,011,217      $  75,197,794
                            -------------      -------------
Total investments           $  29,011,217      $  75,197,794
                            =============      =============


As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $75,008,680, of which $76,905,015 related to appreciated securities and $1,896,335 related to depreciated securities. At November 30, 2003 the aggregate cost of investments for Federal income tax purposes was $217,724,014.


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2003.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Officers And Directors/Trustees


Terry K. Glenn, President and Director/Trustee
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
Todd Goodwin, Director/Trustee
George W. Holbrook, Jr., Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Ronald J. Zibelli Jr., Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Effective January 1, 2004, Todd Goodwin and George W. Holbrook,
Directors of Merrill Lynch Small Cap Growth Fund, retired. The
Fund's Board of Directors wishes Messrs. Goodwin and Holbrook well in their retirements.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SMALL CAP GROWTH FUND, NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Small Cap Growth Fund and Merrill Lynch Master Small Cap Growth Portfolio

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Small Cap Growth Fund and
       Merrill Lynch Master Small Cap Growth Portfolio


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Small Cap Growth Fund and
       Merrill Lynch Master Small Cap Growth Portfolio


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Small Cap Growth Fund and
       Merrill Lynch Master Small Cap Growth Portfolio


Date: January 21, 2004




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.